SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
[x]  Definitive Proxy Statement                   BY RULE 14A-6(E)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-13


                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                                       2

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                         SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD

                                 August 21, 2007
                                     8:30AM
                                  Wakonda Club
                                3915 Fleur Drive
                             Des Moines, Iowa 50321

Dear Participant:

        A Special Meeting of Participants was called for August 21, 2007 at 8:30AM at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321 to consider the election of Trustees and the approval of the auditors.

        In consideration of these matters and on behalf of our Board of Trustees, I ask that you vote at the Meeting of Participants of IPAIT to be held at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321, August 21, 2007, at 8:30 am local time. A Notice of the Meeting and a Proxy Statement, which describes the proposals, information about the Trustees, and how to vote, is enclosed.

     YOUR VOTE IS IMPORTANT. WHILE YOU MAY ATTEND THE MEETING IN PERSON AND VOTE, YOU MAY VOTE BY PROXY AS DESCRIBED IN THE PROXY STATEMENT. IF YOU CHOOSE TO VOTE BY PROXY, an authorized official of each Participant is asked to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. You may also fax it to us toll-free at 866-260-0246. Faxing or returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

     IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We need to receive your card or fax no later than August 20, 2007.

     THE IPAIT BOARD OF TRUSTEES RECOMMENDS THAT THE PARTICIPANTS APPROVE ALL OF THE PROPOSALS.

                                               Sincerely,

Dated: July 23, 2007                        /s/ Tom Hanafan
                                               ---------------------------------
                                               Chairman of the Board of Trustees

                    NOTICE OF SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD

                                 August 21, 2007

     NOTICE IS HEREBY GIVEN that a Meeting of Participants (the "Meeting") of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), will be held on August 21, 2007 at 8:30 am local time at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321 for the following purposes:

    1. To ratify and approve the election of five members of the Board of Trustees.

    2. To ratify the selection of KPMG LLP as IPAIT's auditors.

      The Board of Trustees of IPAIT fixed the close of business on July 23, 2007 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in either the Diversified or Direct Government Obligation Portfolios (the "Portfolios") are entitled to cast one vote per Unit for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

     YOUR VOTE IS IMPORTANT. THE AUTHORIZED OFFICIAL OF EACH PARTICIPANT MAY EXECUTE THE PROXY. Please sign, date and return the accompanying proxy card in the enclosed envelope, or you may fax the signed proxy card to us toll-free at 866-260-0246. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We must receive your vote by no later than August 20, 2007. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF IPAIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                           By Order of the Board of Trustees

                                           /s/  Robert Haug
                                          -----------------------------------
                                           SECRETARY

                                           Des Moines, Iowa July 23, 2007

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                         C/O WB CAPITAL MANAGEMENT INC.
                                1415 28TH STREET
                               CENTURY II BUILDING
                                    SUITE 200
                        WEST DES MOINES, IOWA 50266-1461
                                 (515) 244-5426
                                  800-872-4024

                                 PROXY STATEMENT
                         SPECIAL MEETING OF PARTICIPANTS

                                  ------------

                               GENERAL INFORMATION

     We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), for use at the Meeting of Participants to be held at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321 on August 21, 2007, at 8:30 am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting will be first mailed or given to Participants on or about July 23, 2007.

     Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

    (1) read this Proxy Statement carefully;

    (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

    (3) sign, date and return the Proxy by mail in the envelope provided, or

    (4) fax the Proxy toll-free to fax number 866-260-0246.

     If the accompanying proxy is executed properly by an authorized official of a Participant and returned, the Participants so voting will be deemed to have voted their Units at the Meeting in accordance with the instructions given. The Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT'S ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF IPAIT. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 800-872-4024, VIEWING ONLINE AT WWW.IPAIT.ORG, OR WRITING TO IPAIT IN CARE OF WB CAPITAL MANAGEMENT AT 1415 28TH STREET, CENTURY II BUILDING, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return the accompanying proxy card in the envelope provided, or fax in your proxy. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.


                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

     As more fully described in this proxy statement, the Board of Trustees of IPAIT is asking participants to consider and vote on the following proposals:

         1. Election of five Trustees

         2. Ratification of the selection of KPMG LLP as IPAIT's auditors

           We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

WHO CAN VOTE AT THE MEETING?

     The Board of Trustees has set July 23, 2007 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in either the Diversified Portfolio and or the Direct Government Obligation Portfolio (the "Portfolios") will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per unit of beneficial ownership ("Unit") held in both Portfolios on each matter properly submitted for vote at the Meeting. Participants of both Portfolios vote together on the Election of Trustees and the ratification of the selection of KPMG LLP.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Quorum for the Meeting is based on the number Units outstanding held by Participants that are represented in person or by proxy. To have a quorum we need a majority of the Units of the combined Diversified Portfolio and the Direct Government Obligation Portfolio to be present, in person or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each proposal will be tabulated separately.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to Unit holders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

     If an authorized representative of each Participant completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

     If you attend the Meeting, you may deliver your completed proxy card or vote in person. You may either mail the proxy card to us in the envelope provided or you fax the signed proxy card toll-free to us at 866-260-0246.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     Election of Trustees requires as to each Trustee, the affirmative vote of a plurality of the combined Units of the Direct Government Obligation Portfolio and the Diversified Portfolio voting at the meeting. This means that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. The nominees for this election are unopposed and are each incumbent.

     The ratification of the selection of KPMG LLP as IPAIT's auditors requires the affirmative vote of a majority of the combined outstanding Units of the Portfolios voting at the meeting.

     Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

                        PROPOSAL 1. ELECTION OF TRUSTEES

          In this election and in any future elections, each Participant will be entitled to vote that number of Units it owns of record in both of the Portfolios as of the record date.

          The Board is currently comprised of nine persons who are representative of the three types of Iowa public agencies that have historically participated in IPAIT - the Iowa League of Cities (ILC), the Iowa Association of Municipal Utilities (IAMU), and the Iowa State Association of Counties (ISAC) (collectively the "Associations") with each group having three representatives. The qualifications for the Trustees require that the person be an "official" and employee with an Iowa public agency. In the future, the Board will continue this structure in filling vacancies. To the extent that a vacancy occurs, the Board will seek and nominate persons to fill the vacancy with a person associated with the group meeting the qualifications for the vacancy. Each Trustee serves a three-year term and three Trustees are reappointed or elected each year (one from each group).

        Dianne Kiefer, Craig Hall, Jody Smith, Richard Heidloff and Wayne Northey are the nominees for election as Trustees. Dianne Kiefer, Craig Hall and Jody Smith are serving terms expiring in 2007, and are up for reelection for three more years. Richard Heidloff was appointed by the Board to serve the remainder of the term of Robert Hagey, who resigned during the last fiscal year. The remaining term for Heidloff expires in 2008. Wayne Northey was appointed by the Board to serve the remainder of the term of Floyd Magnusson who resigned during the last fiscal year. The remaining term for Magnusson expires in 2009.

 Information about all Trustees, including the nominees is provided below. The year that the term for each Trustee will end is specified in the table. All five nominees and all other Trustees are non-interested and independent. Each of the nominees and the other Trustees listed below has consented to being named in this Proxy Statement and each of the five nominees has indicated a willingness to serve as a Trustee if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a Trustee nominee.

                                                                                   NUMBER OF
 NAME, CONTACT, ADDRESS    POSITION    TERM OF OFFICE     PRINCIPAL OCCUPATIONS    PORTFOLIOS     OUTSIDE
        AND AGE            HELD WITH    AND LENGTH OF     DURING PAST FIVE YEARS  OVERSEEN BY  DIRECTORSHIPS
                             IPAIT       TIME SERVED                                DIRECTOR
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Richard Heidloff          Trustee     Term ending 2008   Lyon County Treasurer         2          None
206 S Second Ave.
Rock Rapids, Iowa 51246               Served since 2006
Age 62
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Donald Kerker             Trustee     Term ending 2008   Director of Finance,          2          None
3205 Cedar Street                                        Muscatine Power and
Muscatine, IA 52761                   Served since 1999  Water
Age 56
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Susan Vavroch             Trustee     Term ending 2008   Cedar Rapids City             2          None
50 Second Ave. Bridge                                    Treasurer
Cedar Rapids, IA 52401                Served since 2003
Age 48
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Thomas Hanafan            Trustee,    Term ending 2009   Council Bluffs Mayor          2          None
209 Pearl Street          Chair
Council Bluffs, IA 51503              Served since 1992
Age 58
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Wayne Northey             Trustee     Term ending 2009   Dickinson County             2          None
13750 240th Ave                                          Supervisor
Spirit Lake Iowa 51360                Served since 2007
Age 73
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Leon Rodas                Trustee     Term ending 2009   General Manager,              2          None
712 North Grand Ave                                      Spencer Municipal
P.O. Box 222                                             Utility
Spencer, IA 51301         Second      Served since 2003
Age 55                    Vice Chair
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Dianne Kiefer             Trustee,    Term ending 2007   Wapello County Treasurer      2          None
101 W. Fourth Street      Vice Chair
Ottumwa, IA 52501                     Served since 2000  College Instructor,
Age 57                                                   Buena Vista University
------------------------- ----------- ----------------   ------------------------ ------------ -------------
Craig Hall                Trustee     Term ending 2007   Manager, Brooklyn             2          None
138 Jackson St.                                          Municipal Utilities
Brooklyn, Iowa 52211                  Served since 2004
Age 55
------------------------- ----------- ----------------   ------------------------ ------------- ------------
Jody Smith                Trustee     Term ending 2007   Director of                    2           None
P.O. Box 65320                                           Administrative Services,
West Des Moines, IA                   Served since 1994  West Des Moines City Clerk
50266
Age 54

    The Board of Trustees does not include any person who is deemed to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

          During the fiscal year ended June 30, 2007, the Company's Board of Trustees held FOUR meetings. Floyd Magnusson, who was a trustee for two of the meetings during the fiscal year, attended only one of the meetings. Richard Heidloff, who was a trustee for three of the meetings during the fiscal year, attended only two of the meetings. Leon Rodas attended 50% of the meetings. Except for these trustees, ALL OTHER INCUMBENT TRUSTEES OF THE IPAIT ATTENDED AT LEAST 75 PERCENT OF THE AGGREGATE OF (I) THE TOTAL NUMBER OF MEETINGS OF THE BOARD OF TRUSTEES (HELD DURING THE PERIOD FOR WHICH HE OR SHE WAS A TRUSTEE) AND
(II) THE TOTAL NUMBER OF MEETINGS HELD BY ALL COMMITTEES OF THE BOARD ON WHICH HE OR SHE SERVED.

          The Board of Trustees has an Executive Committee comprised of the Chairman, the Vice Chairman, the Second Vice Chairman, the designated financial expert, the Treasurer and the Secretary. In the fiscal year ending June 30, 2007, the Executive Committee met one time.

          There is no Audit Committee. The full Board of Trustees considers and approves the engagement of the independent auditors.

          There is no Nominating Committee as the full Board of Trustees reviews and recommends candidates for election to fill vacancies on the Board of Trustees. The Board of Trustees will consider written recommendations from the Sponsoring Associations and directly from Participants for possible nominees. Participants should submit their recommendations to the Secretary.

          As of the Record Date, none of the Trustees owned of record or beneficially any Units of either of IPAIT's Portfolios as none are legally permitted to invest in IPAIT. Only public agencies in the State of Iowa are permitted to participate in IPAIT.

          The Trustees receive no compensation for serving on the Board of Trustees, except reimbursement for mileage and lodging in attending meetings. IPAIT has no pension or retirement plans for its Trustees.

          A Participant may nominate an individual for election to the Board of Trustees at the Special Meeting of Participants if the Participant: (1) is a Participant of record at the time of giving notice of its intent to nominate a candidate; (2) is a Participant of record at the time of the Special Meeting;
(3) is entitled to vote at the Special Meeting; and (4) has given written notice of the nomination to the Secretary of the IPAIT no earlier than July 23 and no later than August 21, 2007. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the Participant's name and address as they appear on IPAIT books, the number of Units owned of record by such Participant and the "slot" for which the person in nominated for election.


                PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

        At the meeting of the Board of Trustees held on August 30, 2006, KPMG LLP was selected by the Trustees as the independent auditors for the 2006/2007 fiscal year. The Board of Trustees seeks your ratification of the selection of KPMG LLP as IPAIT's independent auditors for the fiscal year 2006/2007.

        IPAIT has been advised by its independent accountants that they have no direct or material indirect financial interest in IPAIT. Representatives of KPMG LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

Fees Paid to KPMG LLP by IPAIT (for the Fiscal Years ending June 30, 2007 and June 30, 2006).

                                                    2006             2007

Audit Fees......................................   $19,000          $16,900
Tax Fees........................................   $ 1,055          $ 1,085
                                                   -------          -------
Total Fees......................................   $20,055          $17,985

The Tax Fees included those specific charges billed by KPMG LLP and paid by IPAIT relating to the preparation and filing of all tax returns for IPAIT during the fiscal years indicated. KPMG LLP does not provide non-audit services to WB Capital.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICPANTS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF IPAIT.

                             ADDITIONAL INFORMATION


RECORD DATE AND NUMBER OF OUTSTANDING UNITS

        The Board of Trustees of IPAIT has fixed the close of business on July 23, 2007 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were 242,513,295 and 13,476,799 Units of the outstanding of the Diversified Portfolio or the Direct Government Obligation Portfolio respectively.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, all Trustees and Officers of IPAIT, as a group, owned no Units of the Diversified Portfolio and the Direct Government Obligation Portfolio of IPAIT and are not as a matter of law permitted to own any such Units.

     The following table sets forth information regarding beneficial ownership of the Units in the Diversified Portfolio and the Direct Government Obligation Portfolio by all Participants known to IPAIT to be the beneficial owner of five percent or more of the outstanding Units. Unless otherwise noted in the footnotes following the table, the information is provided as of July 23, 2007 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.

                              DIVERSIFIED PORTFOLIO

NAME                              # UNITS                      %
----                              -------                     ---

City of Cedar Rapids             20,274,447                  8.36%
City of Johnston                 17,431,946                  7.19%
City of West Des Moines          14,386,713                  5.93%


                     DIRECT GOVERNMENT OBLIGATION PORTFOLIO

NAME                              # UNITS                     %
----                              -------                    ---
City of Cedar  Rapids            13,460,073                 99.88%

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting, which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                  PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

     Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Trustees has determined to hold a special meeting this year IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

     Proposals should be sent to Robert Haug, IPAIT, Secretary, at 1735 NE 70th Avenue, Ankeny, Iowa 50021. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.

                          PROXY/VOTING INSTRUCTION CARD

                         SPECIAL MEETING August 21, 2007
         THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa Public Agency Investment Trust ("IPAIT"), hereby appoints, Alan Kemp, Robert Haug and William Peterson and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at the Wakonda Club, 3915 Fleur Drive, Des Moines, Iowa 50321 on August 21, 2007 at 8:30 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF All PROPOSALS AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly, using the enclosed postage-paid envelope or toll-free fax 866-260-0246.

     PROPOSAL 1: The Election of Board of Trustees. To withhold authority to vote for any Trustee, strike out that name.

Terms Expiring 2010

Dianne Kiefer
Craig Hall
Jody Smith

Term Expiring 2009

Wayne Northey

Term Expiring 2008

Richard Heidloff

[ ] FOR the candidates listed (except those crossed out, if any)
[ ] AGAINST the candidates listed
[ ] ABSTAIN


     PROPOSAL 2: Ratification of the Selection of KPMG LLP as IPAIT'S auditors.

                        [ ] FOR     [ ] AGAINST    [ ] ABSTAIN



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated July 23, 2007 and the Proxy Statement furnished therewith.

     PARTICIPANT NAME              PORTFOLIO                     # SHARES



IPAIT PARTICIPANT:
                  -------------------------------------------------------------

Signature of Authorized Official:
                                 -----------------------------------------------

Printed Name:
             -------------------------------------------------------------------

Title of Authorized Official:
                             ---------------------------------------------------

Dated:
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TO SAVE IPAIT ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND
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